UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2016
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ELLIE MAE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35140	94-3288780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4420 Rosewood Drive, Suite 500
Pleasanton, California 94588

(Address of principal executive offices, including Zip Code)
(925) 227-7000
Registrant's telephone number, including area code:
Not Applicable:
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 27, 2016, Mr. Edgar Luce, Executive Vice President and Chief Financial Officer of Ellie Mae, Inc. (the “Company”), notified the Company of his intention to resign from the position of Chief Financial Officer of the Company, effective as of April 1, 2017 (the “Effective Date”). In order to ensure a seamless transition, the Company intends to retain Mr. Luce in an advisory capacity after the Effective Date through the first quarter of 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2016	Ellie Mae, Inc. By: /s/ Brian Brown Brian Brown Senior Vice President, General Counsel and Secretary